OFFICE SPACE LEASE

                              Multi-Tenant Project


     THIS LEASE is made as of the 24th day of January, 2005 by and between Cantera H-6 LLC, an Illinois limited liability company, ("Owner") hereinafter referred to as "Landlord" and Medical Staffing Network, Inc., a Delaware corporation qualified to do business in Illinois hereinafter called "Tenant".

                             ARTICLE I - BASIC TERMS
                             -----------------------

1.01      A.   Address of Landlord:
               -------------------

               9550 West Higgins Road
               Suite 200
               Rosemont, IL 60018
               Attn:  Anthony Pricco
               Fax No. 847-292-4313

          B.   Address of Tenant:
               -----------------

               901 Yamato Road
               Boca Raton,  FL  33431
               Attn:  Larry McPherson

          or such other address as may from time to time be designated by Landlord/Tenant in writing.

          C. Premises: Approximately 25,000 square feet of space (an exact -------- size to be inserted by the parties upon finalization of
                         Tenant's space plan and calculated substantially in accordance with current BOMA standards) on the third floor of the Building as shown on the Space Plan (as hereinafter defined).

          D. Building: The building in which the Premises is located having a -------- street address of 4525 Weaver Parkway, Warrenville,
                         Illinois, and consisting of 91,657 rentable square feet of space, together with the land, and any parking areas, walkways, landscaped areas and other improvements appurtenant thereto. The legal description of the parcel on which the Building is situated is attached hereto as Exhibit A, sometimes hereinafter referred to as the "Site". The Site, the Building and all other improvements on the Site are sometimes hereinafter referred to as the "Project".

          E.   Guarantor: N/A
               ---------

          F.   Term:     The period of time commencing May 1, 2005 (the
               ----      "Commencement Date") and expiring April 30, 2013 (the
                         "Expiration Date") unless sooner terminated as set forth herein.

          G.   Rent:     All sums, monies or payments required to be paid by
               ----      Tenant to Landlord pursuant to this Lease.

          H. Base Rent: Base Rent for the Term hereof is payable at an annual --------- rate as follows:

               1. $11.95 per square foot for the period from May 1, 2005 through April 30, 2006.

               2. $12.31 per square foot for the period from May 1, 2006 through April 30, 2007.

               3. $12.68 per square foot for the period from May 1, 2007 through April 30, 2008.

               4. $13.06 per square foot for the period from May 1, 2008 through April 30, 2009.

               5. $13.45 per square foot for the period from May 1, 2009 through April 30, 2010.

               6. $13.85 per square foot for the period from May 1, 2010 through April 30, 2011.

               7. $14.27 per square foot for the period from May 1, 2011 through April 30, 2012.

               8. $14.70 per square foot for the period from May 1, 2012 through April 30, 2013.

          I. Security Deposit: $500,000.00, subject to the provisions of ---------------- Article XXIV

          J.   Tenant's Proportionate Share: 27.28%
               ----------------------------

          K.   Permitted Uses: general office use
               --------------

          L.   Brokers: CB Richard Ellis and Mohr Partners
               -------

          M.   Exhibits:    A.   Legal Description of Premises
               --------     B.   Rules & Regulations
                            C.   Space Plan

1.02 Effect of Reference to Basic Terms. Each reference in this Lease to any of the Basic Terms contained in Section 1.01 shall be construed to incorporate into such reference all of the definitions set forth in Section 1.01.

                    ARTICLE II - GRANT AND TERM/CONSTRUCTION
                    ----------------------------------------

2.01 In consideration of the Rent, covenants, agreements and conditions hereinafter provided to be paid, kept, performed and observed, Landlord leases to Tenant and Tenant hereby hires from Landlord the Premises described in
Section 1.01 (C).

2.02 Tenant shall have and hold the Premises for and during the Term described in Section 1.01 (F), subject to the payment of the Rent and to the full and timely performance by Tenant of the covenants and conditions hereinafter set forth, including compliance with the Rules and Regulations attached hereto as Exhibit B.

2.03 In the event Tenant takes possession of the Premises (or any portion thereof) prior to the beginning of the Term hereof with Landlord's consent, such possession shall be in addition to the Term provided for herein and all the provisions of this Lease shall be in full force and effect upon Tenant's so taking possession. Subject to accomplishing the required level of completion and so long as Landlord's work is not interrupted or disturbed, Landlord shall provide early possession of the Premises to Tenant thirty (30) days prior to the Commencement Date for the purpose of installation of Tenant-provided telephone systems and equipment, data cabling and wiring, furnishings and equipment provided (i) such installations are allowable under all applicable laws, codes, ordinances and regulations including, without limitation, applicable building and zoning laws as they are presently interpreted and enforced by the governmental bodies having jurisdiction thereof, and (ii) Tenant does not interfere with the completion of construction by Landlord or occasion any labor dispute as a result of such installations. Tenant's access for such purposes and the making of such installations shall not be deemed to be possession or occupancy of the Premises and no rental obligations shall commence hereunder. Tenant does hereby agree to assume all risk of loss or damage to such equipment and to indemnify, defend and hold harmless Landlord from any loss or damage arising from any injury to the property of Landlord, or its contractors, subcontractors or materialmen, and any death or personal injury to any person or persons to the extent arising out of such installations, except for liability, loss or damage caused by Landlord or Landlord's employees, agents, constructors, subcontractors or materialmen.

2.04 Landlord agrees to construct the leasehold improvements (the "Tenant Improvements") in the Premises as specified by the Space Plan dated January 24, 2005 prepared by Archideas (the "Space Plan"), which Space Plan is attached hereto and made a part hereof as Exhibit C, and on the Outline Specifications dated to be prepared by McShane Construction Corporation (the "Outline Specifications"). Landlord further agrees to prepare and deliver to Tenant permit construction drawings based upon the Space Plan and the Outline Specifications (the "Permit Set"). Upon presentation of the Permit Set, Tenant shall have five (5) business days to provide Landlord written notice of its election to either (a) approve the Permit Set; or (b) redesign all or portions of the Tenant Improvements, in which case, all time which elapses between the date Landlord receives notice of Tenant's election to redesign the Tenant Improvements until Tenant approves a Permit Set shall constitute a Tenant Delay (as hereinafter defined).

2.05 Landlord shall diligently proceed with the construction of the Tenant Improvements to the Premises and use reasonable efforts to complete the same and deliver possession thereof to Tenant at the beginning of the Term. Any delay contributed to or caused by an act or neglect of Tenant or those acting for or under Tenant (each, herein, a "Tenant Delay"), shall constitute a Tenant Delay. Any Tenant Delay shall not defer Tenant's obligation to commence paying Rent in accordance with Section 5.01 of this Lease, and Tenant shall pay to Landlord all reasonable increased costs or damages, including lost rent, incurred by Landlord attributable to Tenant Delays. Labor disputes, casualties, acts of God or the public enemy, governmental embargo restrictions, shortages of fuel, labor, or building materials, action or non-action of public utilities, or of local, state or federal governments affecting the work, or other causes beyond Landlord's reasonable control (each, herein, an "Excused Delay") shall constitute an Excused Delay.

2.06 The Tenant Improvements as shown on the final Plans and Specifications shall be constructed by McShane Construction Corporation. All trades not performed by McShane Construction Corporation shall be competitively bid out to two subcontractors, and Landlord shall use its best efforts to obtain the lowest reasonable bids from such subcontractors. Upon Tenant's request, Landlord shall provide copies of any bids obtained. The Tenant Improvements shall be constructed on a cost plus basis, and the cost of the work shall include all labor, material, insurance, permits, general conditions and a construction fee to McShane Construction Corporation (the "Cost of the Work"). Landlord's financial contribution to the Cost of the Work shall be an allowance of $32.00 per rentable square foot (the "Allowance"). The Allowance may also be used for the costs of architectural, engineering and space planning, consulting services, furnishings, telephone, data cabling and office equipment installation, and other office setup costs, and any charges incurred by Tenant shall be paid by Tenant and submitted to Landlord for reimbursement. Tenant may use up to $5.00 per rentable square foot of the Allowance to offset soft costs such as moving, furniture and cabling, Any Tenant Improvement requests which cause the Cost of the

Work to increase above $32.00 per rentable square foot will require payment of such excess amount in cash to Landlord by Tenant upon occupancy of the Premises by Tenant, unless deducted from the Moving Allowance (as herein defined). Any unused portion of the Allowance shall, at Tenant's option, be used as a rent credit against the Base Rent starting with the first month in which Base Rent is due until such credit is exhausted.

2.07 Landlord agrees to provide for Tenant a moving allowance (the "Moving Allowance") of $2.50 per rentable square foot to assist Tenant with moving, telecommunications costs or towards any portion of the Cost of the Work which exceeds $32.00 per rentable square foot. Landlord shall pay the Moving Allowance to Tenant upon Tenant's occupancy of the Premises.

                     ARTICLE III - RESERVATIONS BY LANDLORD
                     --------------------------------------

3.01 Landlord excepts and reserves the roof, exterior walls and Common Areas of the Building as described in Article XVII below, and further reserves the right to place, install, maintain, carry through, repair and replace such utility lines, pipes, wires, appliances, tunneling and the like in, over, through and upon the Premises as may be reasonably necessary or advisable for the servicing of the Premises or any other portions of the Building. In exercising such rights reserved to Landlord, Landlord shall use reasonable efforts to avoid any unreasonable interference with Tenant's operations in the Premises (but Landlord shall not be required to conduct such operations on an overtime basis).

3.02 Notwithstanding any provision in this Lease to the contrary, it is agreed that Landlord reserves the right, without invalidating this lease or modifying any provision thereof, at any time, and from time to time, (i) to make alterations, changes and additions to the Building, (ii) to add additional areas to the Building and/or to exclude areas therefrom, (iii) to construct additional buildings and other improvements, (iv) to remove or relocate the whole or any part of any building, and (v) to relocate any other tenant in the Building. In exercising such rights reserved to Landlord, Landlord shall use reasonable efforts to avoid any unreasonable interference with Tenant's operations in the Premises (but Landlord shall not be required to conduct such operations on an overtime basis). It is further understood that the existing layout of the Building, and any appurtenant walks, roadways, parking areas, entrances, exits, and other improvements shall not be deemed to be a warranty, representation or agreement on the part of the Landlord that same will remain exactly as presently built, it being understood and agreed that Landlord may change their number, dimensions and locations, as Landlord shall deem proper.

                                ARTICLE IV - USE
                                ----------------

4.01 The Premises hereby leased shall be used by and/or at the sufferance of Tenant only for the purposes set forth in Section 1.01 (K) above and for no other purposes. Tenant shall, at Tenant's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the Term or any part of the Term hereof regulating the use by Tenant of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, or will tend to unreasonably disturb other tenants in the Building, and shall keep its mechanical apparatus free of noise and vibration which may be transmitted beyond the confines of the Premises.

4.02 Tenant covenants throughout the Term, at Tenant's sole cost and expense, promptly to comply with all laws and ordinances and the orders, rules and regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards, and officers thereof, and of any applicable insurance rating agency, or any other body now or hereafter constituted exercising similar functions, foreseen or unforeseen, ordinary as well as extraordinary, and whether or not the same require structural repairs or alterations, which may be applicable to the Premises, or the use or manner of use of the Premises; provided, however, that Tenant shall not be responsible for structural repairs or alterations unless the requirement for such structural repairs and alterations is caused by Tenant's particular use or occupancy (as distinguished from the general type of use or occupancy permitted by the applicable zoning ordinance). Tenant will likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the buildings and improvements on the Premises and the equipment thereof.

                                ARTICLE V - RENT
                                ----------------

5.01 Base Rent. Tenant covenants to pay without notice, deduction, set-off or abatement to Landlord the Base Rent specified in Section 1.01 (H) in lawful money of the United States in advance on the first day of each month during the Lease Term. Rent for any partial month shall be prorated on a per diem basis. Rent shall be payable to Landlord at Landlord's address shown at Section 1.01
(A) above or such other place as Landlord may designate from time to time in writing. Notwithstanding anything contained in this Lease to the contrary, (i) so long as Tenant is not in default under this Lease, Base Rent and Additional Rent for the first twelve (12) months of the Term shall be abated, and (ii) Base Rent for the month of May, 2006 shall be paid to Landlord upon execution of this Lease and applied to Base Rent on May 1, 2006.

5.02 Additional Rent. Tenant covenants to pay to Landlord when due (1) Tenant's Proportionate Share of Real Estate Taxes (as hereinafter defined), (2) Tenant's Proportionate Share of Insurance Premiums (as hereinafter defined), and (3) Tenant's Proportionate Share of Common Area Expenses (as hereinafter defined) (all such items, together with all other sums, excluding Base Rent, due hereunder, being sometimes collectively referred to as "Additional Rent").

5.03 Real Estate Taxes. During the Term of the Lease or any extensions or holding over, Tenant shall pay to Landlord, as Additional Rent, Tenant's Proportionate Share of the Real Estate Taxes levied against the Building.

"Real Estate Taxes" shall mean: (a) all ad valorem Real Estate Taxes on the Project (adjusted after protest or litigation, if any) for any part of the Term of this Lease, exclusive of penalties, (b) any taxes which shall be levied in lieu of any such ad valorem real estate taxes, (c) any special assessments for benefits on or to the Building paid in annual installments by Landlord, (d) occupational taxes or excise taxes levied on rentals derived from the operation of the Building or the privilege of leasing property, and (e) the expense of protesting, negotiating or contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period of the item contested, protested or negotiated.

If the Term of the Lease shall begin or end during a tax calendar year (tax calendar year shall mean each annual period for which ad valorem real estate taxes are assessed and levied) of which part only is included in the Term hereof, the amount of such Additional Rent shall be prorated on a per diem basis and with respect to the year in which the Term ends shall be paid on or before the last day of the Term. If the Term ends in any tax calendar year before the amount to be payable by Tenant has been determined under the provisions of this Section, an amount payable for the portion of the Term during the tax calendar year shall be reasonably estimated by the Landlord and the estimated amount shall be promptly paid by Tenant. As soon as the amount properly payable by the Tenant for the partial period has finally been determined, the amount shall be adjusted between Landlord and Tenant. If less than 100% of the rentable square feet in the Building is rented or occupied at any time during any calendar year, Real Estate Taxes for such calendar year shall be an amount equal to the Real Estate Taxes which would normally be expected to be incurred had 100% of the Building's rentable square feet been occupied throughout such calendar year.

5.04 Insurance Premiums. During the Term of this Lease or any extension or holding over thereof, Tenant shall pay to Landlord as Additional Rent Tenant's Proportionate Share of the cost of the premium for the fire and extended coverage insurance described in Section 20.02.

5.05 Common Area Expenses. During the Term of this Lease or any renewals, extensions or holding over thereof, Tenant will pay to Landlord, as Additional Rent, Tenant's Proportionate Share of the Common Area Expenses, as those expenses are defined below.

For the purpose of this Lease the "Common Area Expenses" means Landlord's total cost and expense incurred in owning, operating, maintaining and repairing the Common Area as defined in Section 17.01 below, as well as the structure of the Building and the mechanical equipment and facilities appurtenant thereto, including but without limitation by enumeration, (i) costs for all electricity, gas, water or fuel used in connection with the operation, maintenance and repair of the Common Areas; (ii) the amount paid for all labor and/or wages and other payments including costs to Landlord of workmen's compensation and disability insurance, payroll taxes, welfare and fringe benefits made to janitors, employees, contractors and subcontractors of the Landlord involved in the operation and maintenance of the Common Areas; (iii) managerial, administrative, and telephone expenses related to operation and maintenance of the Common Areas;
(iv) market management fees; (v) charges of any independent contractors employed in the care, operation, maintenance, cleaning and landscaping of the Common Areas; (vi) the amount paid for all supplies, tools, replacement parts of components, equipment and necessities which are occasioned by everyday wear and tear; (vii) the amount paid for premiums for all insurance required from time to time by Landlord or Landlord's mortgagees (which will include, without limitation, the premiums described in Section 5.04, but only to the extent that Tenant has not paid such premiums pursuant to Section 5.04); (viii) the pro rata costs of machinery and equipment purchased or leased by Landlord to perform its common area maintenance obligations; and (ix) charges and assessments of the Cantera Property Owner's Association payable in connection with the applicable covenants, conditions and restrictions for Cantera.

To the extent that Landlord elects to provide services which are not separately metered or directly billed to the Tenant, such as water, gas, fuel, sewer charges and trash hauling, the costs of such services shall be included in Common Area Expenses. Common Area Expenses shall not, however, include interest on debt, capital retirement of debt, depreciation, costs properly chargeable to the capital account, except for capital expenditures which reduce other operating expenses or such capital expenditures that are required by changes in any governmental law or regulation in which case such expenditures, plus interest on the unamortized principal investment at ten percent (10%) per annum, shall be amortized over the life of the improvements, and such costs shall be directly chargeable by Landlord to Tenant in the Tenant's Proportionate Share. All charges, allocations and calculations hereunder shall be made pursuant to generally accepted accounting principles. If less than 100% of the rentable square feet in the Building is rented or occupied at any time during any calendar year, Common Area Expenses for such calendar year shall be an amount equal to the Common Area Expenses which would normally be expected to be incurred had 100% of the Building's rentable square feet been occupied and had Landlord been supplying services to 100% of the Building's rentable square feet throughout such calendar year.

5.06 Estimates of Additional Rent. In order to provide for current payments of Additional Rent, Landlord may give Tenant, upon execution of this Lease and from time to time during the Term hereof, written notice of its estimate of Additional Rent which will be due in the calendar year for which written notice of such estimate is given. Tenant shall pay to Landlord, as an Additional Rent deposit, in monthly installments commencing on the first day of the Term of this Lease, and/or the first day of the calendar month following that month in which Landlord notifies Tenant of the estimated Additional Rent, one-twelfth (1/12) of the Additional Rent due in any said calendar year as estimated by Landlord. If at any time it appears to Landlord that the Additional Rent due Landlord for any calendar year will vary from its estimate thereof by more than ten percent (10%), Landlord may, by written notice to Tenant, revise its estimate for such year. Subsequent Additional Rent deposits by Tenant for such year shall be based on the revised estimate. Tenant shall pay Landlord the Additional Rent deposit in the same manner as Base Rent beginning on the first day of the calendar month following the calendar month in which this Lease commences.

Within sixty (60) days of the end of the calendar year for which estimates of Additional Rent were made, actual Additional Rent due for such year shall be calculated. If Tenant's Proportionate Share of actual Additional Rent exceeds the deposits paid by Tenant based on Landlord's estimates, Landlord shall bill Tenant for the excess amount and Tenant shall pay to Landlord said amount within ten (10) days of billing. If Tenant's Proportionate Share of actual Additional Rent is less than the deposits paid by Tenant based on Landlord's estimate thereof, Tenant shall , be given a credit for the excess amount against the next Additional Rent deposit due for any subsequent year.

If the Term commences on any day other than the first day of January, or if the Term ends on any day other than the last day of December, any Additional Rent due Landlord shall be pro-rated, based on a 365 day year. Upon expiration or termination of this Lease, Tenant shall pay such pro-rated amount within thirty
(30) days of billing. This covenant shall survive the expiration or termination of this Lease.

5.07 Service Charge. Tenant's failure to make any monetary payment required of Tenant hereunder within ten (10) days of the due date therefor shall result in the imposition of a service charge for such late payment in the amount of five percent (5%) of the amount due. In addition, any sum not paid within thirty (30) days of the due date therefor shall bear interest at the rate of eighteen percent (18%) per annum (or such lesser percentage as may be the maximum amount permitted by law) from the date due until paid.

                       ARTICLE VI - UTILITIES AND SERVICES
                       -----------------------------------

6.01 Tenant shall be responsible to pay all charges for electricity, water, fuel, sewer charges, telephone, trash hauling, and any other services or utilities used in, servicing or assessed against the Premises, unless otherwise herein expressly provided. All such charges shall be separately metered and billed by the applicable utility provider.

6.02 Landlord shall furnish the following services (and the cost of such services shall constitute Common Area Expenses), which services shall be substantially similar to services provided at comparable first-class office buildings in DuPage County: (i) heating and air conditioning to provide a temperature condition required, in Landlord's reasonable judgment, for comfortable occupancy of the Premises under normal business operations, weekdays from 8:00 A.M. to 6:00 P.M., Saturday from 8:00 A.M. to 1:00 P.M., and Sundays and holidays excepted; (ii) water for drinking, and, subject to Landlord's approval, cold water at Tenant's expense for any private restrooms and office kitchen requested by Tenant; (iii) men's and women's restrooms at locations designated by Landlord and in common with other tenants of the Building; (iv) daily janitor service in the Premises and Common Areas of the Building, weekends and holidays excepted; and (v) Landlord shall furnish passenger elevator services to the Premises twenty four (24) hours of all days (except as may be reasonably and temporarily limited for security procedures, repairs, maintenance or upgrades); and (vi) electricity to the Premises with service of 6.8 watts per square foot (1.6 watts per square foot for lighting and 5.2 watts per square foot for receptacle loads).

6.03 Landlord shall not be obligated to furnish any services other than those stated above. If Landlord elects to furnish services requested by Tenant in addition to those stated above (including services at times other than those stated above), Landlord shall notify Tenant prior to commencing such services of Landlord's charges in connection therewith. In the event Tenant requests additional services, Tenant shall give Landlord not less than one (1) business days' prior written notice of the date on which Tenant would like such services to commence. In the event Tenant shall elect to cause Landlord to provide such additional services, and if Tenant shall fail to make any such payment, then upon five (5) days prior notice to Tenant and in addition to all other remedies available to Landlord, Landlord may discontinue any additional services. No discontinuance of any such service shall result in any liability of Landlord to Tenant or be considered as an eviction or a disturbance of Tenant's use of the Premises. Notwithstanding the foregoing, Landlord shall charge Tenant the actual cost for operation (plus any additional costs associated with depreciation and increased maintenance of equipment) for Tenant's HVAC use before or after the normal business hours as provided in
Section 6.02.

6.04 Tenant agrees that Landlord shall not be liable for damages for failure or delay in furnishing any service stated above if such failure or delay is caused, in whole or in part, by any one or more of the events stated in Section 15.01, nor shall any such failure or delay be considered to be an eviction or disturbance of Tenant's use of the Premises, or relieve Tenant from its obligation to pay any Rent when due, or from any other obligations of Tenant under this Lease.

6.05 Notwithstanding anything to the contrary in the Lease, if: (a) any services or utilities are interrupted or discontinued as a result of Landlord's negligence or willful conduct, and Tenant is unable to and does not use the Premises as a result of such interruption or discontinuance, and (b) Tenant shall have given written notice respecting such interruption or discontinuance to Landlord, and Landlord shall have failed to cure such interruption or discontinuance within ten (10) consecutive days after receiving such notice, or such additional time as may be required due to any Unavoidable Delay or other causes beyond Landlord's reasonable control, Rent hereunder shall thereafter be abated until such time as such services or utilities are restored or Tenant begins using the Premises again, whichever shall first occur. Such abatement of Rent shall be Tenant's sole recourse in the event of a discontinuance or interruption of services or utilities required to be provided by Landlord hereunder. Notwithstanding the foregoing, in recognition that Landlord must receive timely payments of Rent in order to operate the Premises, Tenant shall have no right to abate Rent unless and until Tenant shall have first obtained a valid judgment by a court of competent jurisdiction finding that the foregoing grounds for an abatement of Rent have been present, and fixing the amount of Rent abatement to which Tenant is entitled.

                          ARTICLE VII - QUIET ENJOYMENT
                          -----------------------------

7.01 Landlord covenants that Tenant, on paying the Rents herein provided and keeping, performing and observing the covenants, agreements and conditions herein required of Tenant, shall peaceably and quietly hold and enjoy the Premises for the term aforesaid, subject, however, to the terms of this Lease.

                    ARTICLE VIII - ASSIGNMENT AND SUBLETTING
                    ----------------------------------------

8.01 Tenant shall not assign or hypothecate this Lease nor sublet or otherwise transfer its interest in all or any part of the Premises without the prior written consent of Landlord, which consent shall not be unreasonable withheld, conditioned or delayed. If Tenant wishes to assign this Lease or sublet all or any part of the Premises it shall give notice in writing of such intention to Landlord pursuant to Article XXIII of this Lease, furnishing Landlord with a copy of the proposed assignment or sublease document and full information as to the identity and financial status of the proposed assignee or subtenant. Thereupon Landlord shall have, within fifteen (15) business days of receipt of such notice, the right to terminate this Lease or to approve or reject such assignment or subletting by written notice to Tenant. If no such response is given, Landlord shall be deemed to have elected to approve the assignment or subletting. Notwithstanding any assignment or sublease, Tenant shall remain liable hereunder and shall not be released without the express written agreement of Landlord to such release. If a subletting is so approved and the rents under such a sublease are greater that the Rents provided for herein, then Landlord shall have the further option either (a) to convert the sublease into a prime lease, in which case Tenant will be relieved of further liability hereunder and under the proposed sublease; or (b) to require Tenant to remain liable under this Lease. In either event, Landlord shall be entitled to half of all profits. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting.

8.02 With respect to Landlord's consent to an assignment or sublease, Landlord may take into consideration any factors which Landlord may deem relevant, and the reasons for which Landlord's denial shall be deemed to be reasonable shall include, without limitation, the following: (i) in Landlord's reasonable judgment, the business reputation or creditworthiness of any proposed subtenant or assignee is not acceptable; or (ii) in Landlord's reasonable judgment the proposed assignee or subtenant would diminish the value or reputation of the Building or Landlord; or (iii) any proposed assignee's or subtenant's use of the Premises would violate the Lease or would violate the provisions of any other leases of tenants in the Project; or (iv) the proposed subtenant or assignee is a bona fide prospective tenant of Landlord in the Project as demonstrated by a written proposal dated within ninety (90) days prior to the date of Tenant's request; or (v) the proposed subtenant or assignee would materially increase the estimated pedestrian and vehicular traffic to and from the Premises and the Building.

8.03 In no event shall Landlord be obligated to consider a consent to any proposed (i) sublease of the Premises or assignment of the Lease if a default then exists under the Lease, or (ii) assignment of the Lease which would assign less than the entire Premises.

                       ARTICLE IX - DAMAGE OR DESTRUCTION
                       ----------------------------------

9.01 If the Premises or the Building or any part thereof is damaged by fire or other casualty, cause or condition whatsoever as to be substantially untenantable and the Landlord shall determine not to restore same, Landlord may, by written notice to the Tenant given within sixty (60) days after such damage, terminate this Lease as of the date of the damage. If this Lease is not terminated as above provided and if the Premises are made partially or wholly untenantable as aforesaid, Landlord, at its expense shall restore the same with reasonable promptness to the condition in which Landlord furnished the Premises to Tenant at the commencement of the Term of this Lease but only as to those items that were provided at Landlord's expense without any reimbursement by Tenant. Landlord shall be under no obligation to restore any alterations, improvements or additions to the Premises made by Tenant or paid for by Tenant, including, but not limited to, any of the initial tenant finish done or paid for by Tenant or any subsequent changes, alterations or additions made by Tenant.

9.02 If, as a result of fire or other casualty, cause or condition whatsoever the Premises are made partially or wholly untenantable and, if Landlord has not given the sixty (60) day notice above provided for and fails within one hundred twenty (120) days after such damage occurs to eliminate substantial interference with Tenant's use of the Premises or substantially to restore same, Tenant may terminate this Lease as of the end of said one hundred twenty (120) days by notice to Landlord given not later than five (5) days after expiration of said one hundred twenty (120) day period. If the Premises are rendered totally untenantable but this Lease is not terminated, all Rent shall abate from the date of the fire or other relevant cause or condition until the Premises are ready for occupancy and reasonably accessible to Tenant. If a portion of the Premises is untenantable, Rent shall be prorated on a per diem basis and apportioned in accordance with the portion of the Premises which is usable by the Tenant until the damaged part is ready for the Tenant's occupancy. In all cases, due allowance shall be made for reasonable delay caused by adjustment of insurance loss, strikes, labor difficulties or any cause beyond Landlord's reasonable control. For the purposes of this Lease, the Premises shall be considered tenantable so long as and to the extent that the Premises are occupied. In any event, Tenant shall be responsible for the removal, or restoration, when applicable, of all its damaged property and debris from the Premises, upon request by Landlord or reimburse Landlord for the cost of removal.

                          ARTICLE X - LANDLORD'S RIGHTS
                          -----------------------------

10.01 Landlord reserves the following rights:

     (a) To change the name of the Building without notice or liability to Tenant;

     (b) During the last ninety (90) days of the Term or any extension thereof, or at any time if Tenant has vacated the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy;

     (c) To exhibit the Premises to others and to display "For Lease" signs on the Premises during the last six months of the Term or any extension thereof;

     (d) To remove abandoned or unlicensed vehicles and vehicles that are unreasonably interfering with the use of the parking lot by others and to charge the responsible tenant for the expense of removing said vehicles;

     (e) To take any and all measures, including making inspection, repairs, alterations, additions and improvements to the Premises or to the Building as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or Landlord's interests, or as may be necessary or desirable in the operation thereof (In exercising the rights reserved in this subsection (e), Landlord shall use reasonable efforts to avoid any unreasonable interference with Tenant's operations in the Premises (but shall not be required to conduct such operations on an overtime basis)).

Landlord may enter upon the Premises at any reasonable time for the purpose of exercising any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant, except for willful misconduct or gross negligence of Landlord, its employees of agents.

                            ARTICLE XI - HOLDING OVER
                            -------------------------

11.01 Tenant shall pay to Landlord the Base Rent and Additional Rent computed on a per month basis for each month or part thereof (without reduction for any such partial month) Tenant retains possession of the Premises or any part thereof after the expiration of the Term, by lapse of time or otherwise, at one hundred twenty-five percent (125%) of the amount of such rents then required by the terms hereof for the last monthly period prior to the date of such expiration for the first three (3) months after the expiration of the Term, and thereafter at one hundred fifty percent (150%) of the amount such rents then required by the terms hereof for the last monthly period prior to the date of such expiration. In addition to the foregoing, Tenant shall also pay all damages, direct or indirect, sustained by Landlord by reason of such retention, or, if Landlord gives notice in writing to Tenant (and not otherwise), such holding over shall constitute renewal of this Lease at Landlord's election for one (1) year at either (i) one hundred fifty percent (150%) of the then current Rent (including Base Rent and Additional Rent); or (ii) that amount set forth in a written notice from Landlord to Tenant prior to the holding over, but acceptance by Landlord of any rent or other payment from Tenant after such expiration shall not constitute a renewal or extension nor waive Landlord's right of re-entry or any other right of Landlord.

                     ARTICLE XII - SIGNS AND ADVERTISEMENTS
                     --------------------------------------

12.01 Tenant shall not put upon nor permit to be put upon any part of the Premises or the Building, any signs, billboards or advertisements whatsoever in any location or any form without the prior written consent of Landlord. Tenant may, with Landlord's consent, which consent shall not be unreasonably withheld conditioned or delayed, and at its sole cost and expense, erect an exterior sign on the Building provided that such sign (a) does not cause any structural damage or other irreparable damage to the Building (provided Tenant shall repair any damage to the Building caused by the installation of such signage as set forth below); (b) does not violate applicable governmental laws, ordinances, rules or regulations; (c) does not violate any existing restrictions affecting the Premises; and (d) is compatible with the architecture of the Building and the landscaped area adjacent thereto. Tenant shall, not later than the termination date (or earlier expiration date, if applicable) of this Lease, at Tenant's sole cost and expense, remove any signage erected by Tenant on the facade of the Building in a good, workmanlike manner, repairing and restoring the Building to the condition existing prior to the erection of such signage free and clear of all liens and encumbrances. In the event damage to the Building shall be caused by the removal of such signage, said damage shall be promptly repaired at the cost of Tenant. Notwithstanding the foregoing, provided Tenant is not in default hereunder, Landlord agrees to provide Tenant a signage allowance of $5,000 (the "Signage Allowance"). Landlord shall pay the Signage Allowance to Tenant upon Tenant's completion of the exterior Building sign in accordance with the provisions of this Section 12.01.

12.02 Tenant shall be identified on the interior tenant directory located in the Building.

         ARTICLE XIII - MORTGAGE AND SUBORDINATION/ESTOPPEL CERTIFICATE
         --------------------------------------------------------------

13.01 Except as provided in Section 13.03 below with respect to mortgage subordination, this Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien of any first mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof which may now or hereafter affect Landlord's interest in the premises and to any other instrument encumbering the Landlord's interest in the premises and to any modifications, renewals, consolidations, extensions, or replacements thereof.

13.02 Section 13.01 above shall be self-operative, and no further instrument of subordination shall be required by the holder of any such instrument. In confirmation of such subordination, Tenant shall, upon demand, at any time or times, execute, acknowledge, and deliver to Landlord or the holder of any such mortgage, deed to secure debt, deed of trust, or other such instrument without expense, any and all instruments that may be requested by such holder to evidence the subordination of this Lease and all rights hereunder to the lien of any such mortgage, deed to secure debt, deed of trust, or other instrument, and each such renewal, modification, consolidation, replacement, and extension thereof..

13.03 Tenant shall, upon demand, at any time or times, execute, acknowledge, and deliver to Landlord or to the holder of any mortgage, deed to secure debt, deed of trust, or other instrument affecting or encumbering the Landlord's interest in the Premises, without expense, any and all instruments that may be necessary to make this Lease superior to the lien of any such mortgage, deed to secure debt, deed of trust or other instrument, and each renewal, modification, consolidation, replacement, and extension thereof.

13.04 If the holder of any mortgage, deed to secure debt, deed of trust or other instrument affecting or encumbering Landlord's interest in the Premises, shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease, Tenant shall, at the option of such holder, attorn to and recognize such successor as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that may be necessary to evidence such attornment.

Upon such attornment, this Lease shall continue in full force and effect as a direct lease between such successor landlord and Tenant, subject to all the terms, covenants, and conditions of this Lease.

13.05 At any time and from time to time, Tenant, on or before the date specified in a request therefor made by Landlord, which date shall not be earlier than ten
(10) days from the making of such request, shall execute, acknowledge, and deliver to Landlord a certificate evidencing whether or not (i) this Lease is in full force and effect, (ii) this Lease has been amended in any way, (iii) there are any existing defaults on the part of Landlord hereunder to the knowledge of Tenant and specifying the nature of such defaults, if any, and (iv) the date to which rent, and other amounts due hereunder, if any, have been paid. Each certificate delivered pursuant to this Paragraph may be relied on by any prospective purchaser or transferee of Landlord's interest hereunder or of any part of Landlord's property or by any mortgagee of Landlord's interest hereunder or of any part of Landlord's property or by an assignee of any such mortgagee.

                          ARTICLE XIV - EMINENT DOMAIN
                          ----------------------------

14.01 If the Premises or such substantial part thereof as reasonably renders the remainder unfit for the intended uses shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, the Term of this Lease shall cease and terminate upon the date when the possession of said Premises or the part thereof so taken shall be required for such use or purpose and without apportionment of the award and Tenant shall have no claim for the value of any unexpired Term of this Lease. If any condemnation proceeding shall be instituted in which it is sought to take any part of the Building or change the grade of any street or alley adjacent to the Building and such taking or change of grade makes it necessary or desirable to remodel the Building to conform to the changed grade, Landlord shall have the right to terminate this Lease upon not less than ninety (90) days prior notice to Tenant. In either of said events, Rent at the then current rate shall be apportioned as of the date of the termination. No money or other consideration shall be payable by the Landlord to the Tenant for the right of termination and the Tenant shall have no right to share in the condemnation award or in any judgment for damages caused by the taking or the change of grade. Nothing in this paragraph shall preclude an award being made to Tenant for loss of business or depreciation to and cost of removal of equipment or fixtures.

                  ARTICLE XV - LANDLORD'S INABILITY TO PERFORM
                  --------------------------------------------

15.01 If by reason of inability to obtain and utilize labor, materials or supplies; circumstances directly or indirectly the result of a state of war or national or local emergency; any laws, rules, orders, regulations or requirements of any governmental authority now or hereafter in force; strikes or riots; accident in, damage to or the making of repairs, replacements, or improvements to the Premises or any of the equipment thereof; or by reason of any other cause beyond the reasonable control of Landlord, Landlord shall be unable to perform or shall be delayed in the performance of any covenant to supply any service, such nonperformance or delay in performance shall not render Landlord liable in any respect for damages to either person or property, constitute a total or partial eviction, constructive or otherwise, work an abatement of Rent or relieve Tenant from the fulfillment of any covenant or agreement contained in this Lease.

                     ARTICLE XVI - BANKRUPTCY OR INSOLVENCY
                     --------------------------------------

16.01 It is understood and agreed that the following shall apply in the event of the bankruptcy or insolvency of Tenant:

     (A) If a petition is filed by, or an order for relief is entered against Tenant under Chapter 7 of the Bankruptcy Code and the trustee of Tenant elects to assume this Lease for the purpose of assigning it, such election or assignment, or both, may be made only if all of the terms and conditions of subparagraphs (B) and (D) below are satisfied. To be effective, an election to assume this Lease must be in writing and addressed to Landlord, and in Landlord's business judgment, all of the conditions hereinafter stated, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied. If the trustee fails so to elect to assume this Lease within sixty
          (60) days after such filing or order, this Lease will be deemed to have been rejected, and Landlord shall then immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this Lease shall be terminated. Landlord's right to be compensated for damages in the bankruptcy proceeding, however, shall survive such termination.

     (B) If Tenant filed a petition for reorganization under Chapters 11 or 13 of the Bankruptcy Code, or if a proceeding filed by or against Tenant under any other chapter of the Bankruptcy Code is converted to a chapter 11 or 13 proceeding and Tenant's trustee or Tenant as debtor-in-possession fails to assume this Lease within sixty (60) days from the date of the filing of such petition or conversion, then the trustee or the debtor-in-possession shall be deemed to have rejected this Lease. To be effective, any election to assume this Lease must be in writing addressed to Landlord and, in Landlord's business judgment, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied:

          (1) The trustee or the debtor-in-possession has cured or has provided to Landlord adequate assurance, as defined in this subparagraph
               (B), that:

               (a) It will cure all monetary defaults under this Lease within ten (10) days from the date of assumption; and

               (b) It will cure all nonmonetary defaults under this Lease within thirty (30) days from the date of assumption; and

          (2) The trustee or the debtor-in-possession has compensated Landlord, or has provided Landlord with adequate assurance, as hereinafter defined, that within ten (10) days from the date of assumption Landlord will be compensated for any pecuniary loss it has incurred arising from the default of Tenant, the trustee, or the debtor-in-possession, as recited in Landlord's written statement of pecuniary loss sent to the trustee or debtor-in-possession.

          (3) The trustee or the debtor-in-possession has provided Landlord with adequate assurance of the future performance of each of Tenant's obligations under this Lease; provided, however, that:

               (a) From and after the date of assumption of this Lease, it shall pay all monetary obligations, including the Base and Additional Rents payable under this lease in advance in equal monthly installments on each date that such Rents are payable.

               (b) It shall also deposit with Landlord, as security for the timely payment of Rent, the amount set forth in Section 1.01 I;

               (c) If not otherwise required by the terms of this Lease, it shall also pay in advance, on each day that any installment of Base Rent is payable, one-twelfth of Tenant's annual tax, escalation and other obligations under this Lease; and

               (d) The obligations imposed upon the trustee or the debtor-in-possession will continue for Tenant after the completion of bankruptcy proceedings.

          (4) For purposes of this subparagraph (B), "adequate assurance" means that:

               (a) Landlord determines that the Tenant, trustee or the debtor-in-possession has, and will continue to have, sufficient unencumbered assets, after the payment of all secured obligations and administrative expenses, to assure Landlord that the trustee or the debtor-in-possession will have sufficient funds timely to fulfill Tenant's obligations under this Lease and to keep the Premises properly staffed with sufficient employees to conduct a fully operational, actively promoted business in the Premises; and

               (b) An order shall have been entered segregating sufficient cash payable to Landlord and/or valid and perfected first lien and security interest shall have been granted in property of Tenant, trustee, or debtor-in-possession which is acceptable in value and kind to Landlord, to secure to Landlord the obligation of Tenant, trustee or debtor-in-possession to cure all monetary and nonmonetary defaults under this Lease within the time periods set forth above.

     (C) In the event this Lease is assumed by a trustee appointed for Tenant or by Tenant as debtor-in- possession under the provisions of subparagraph (B) above and, thereafter, Tenant is either adjudicated a bankrupt or files a subsequent petition for arrangement under Chapter 11 of the Bankruptcy Code, then Landlord may, at its option, terminate this Lease and all the Tenant's rights under it, by giving written notice of Landlord's election so to terminate.

     (D) If the trustee or the debtor-in-possession has assumed this Lease, pursuant to subparagraph (A) or (B) above, to assign or to elect to assign Tenant's interest under this Lease or the estate created by that interest to any other person, such interest or estate may be assigned only if the intended assignee has provided adequate assurance of future performance, as defined in this subparagraph (D), of all of the terms, covenants, and conditions of this Lease. For the purposes of this subparagraph (D), "adequate assurance of future performance" means that Landlord has ascertained that each of the following conditions has been satisfied:

          (1) The assignee has submitted a current financial statement, audited by a certified public accountant, which shows a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by the assignee of the tenant's obligations under this Lease;

          (2) If requested by Landlord, the assignee will obtain guarantees, in form and substance satisfactory to Landlord, from one or more persons who satisfy Landlord's standards of creditworthiness; and

          (3) Landlord has obtained consents or waivers from any third parties which may be required under any lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit such assignment.

     (E) When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Premises, it is agreed that such charges will not be less than the Base Rent as defined in this Lease, plus Additional Rent and other monetary obligations of Tenant included herein.

     (F) Neither Tenant's interest in this Lease nor any estate of Tenant created in this Lease shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, nor otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant, unless Landlord consents in writing to such transfer. Landlord's acceptance of rent or any other payments from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, either the requirement of Landlord's consent or Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

                           ARTICLE XVII - COMMON AREAS
                           ---------------------------

17.01 The term "Common Areas" means all the areas and facilities of the Building not intended for renting and, instead, designed for the common use and benefit of Landlord and all or substantially all of the tenants, their employees, agents, customers and invitees. The Common Areas include, but not by way of limitation, parking lots, rail spurs, truck courts, landscaped and vacant areas, driveways, walks and curbs with facilities appurtenant to each as such areas may exist from time to time. Landlord shall operate and maintain the Common Areas, the proportionate cost of which shall be reimbursed by Tenant to Landlord as provided for herein. Landlord hereby grants to Tenant the non-exclusive revocable use of the Common Areas by Tenant, Tenant's employees, agents, customers and invitees, which use shall be subject at all times to such reasonable, uniform and non-discriminatory rules and regulations as may from time to time be established by Landlord.

17.02 Tenant shall not use any part of the Building exterior to the Premises for outside storage. No trash, crates, pallets or refuse shall be permitted anywhere outside the Building by Tenant except in enclosed metal containers to be located as directed by Landlord. Tenant shall not park any trucks or trailers, loaded or empty, except in front of the docks on the concrete apron provided for such purposes. Tenant shall not park or permit parking of vehicles overnight anywhere about the Building's parking areas without the prior written consent of Landlord, which consent shall not be unreasonable withheld, conditioned or delayed.

17.03 At all times during the Term, Landlord shall provide at no cost to Tenant 5 parking stalls per 1,000 square feet of the Premises on the Site (except as may be reasonably and temporarily limited for repairs, maintenance or upgrades) for the non-exclusive use of Tenant, in common with the other tenants of the Building on a first come, first served basis.

          ARTICLE XVIII - ACCEPTANCE OF PREMISES, MAINTENANCE AND CARE
          ------------------------------------------------------------

18.01 Completion and Acceptance. Tenant acknowledges that it will examine the Premises before taking possession hereunder. Unless Tenant furnishes Landlord with a notice in writing specifying any defect in the construction of the Premises within ten (10) days after taking possession, such taking of possession shall be conclusive evidence as against Tenant that at the time thereof the Premises were in good order and satisfactory condition.

18.02 Maintenance and Repair by Tenant. Tenant shall be responsible for all maintenance, repair and replacement to the Premises. Tenant shall take good care of the Premises and fixtures, and keep them in good repair and free from filth, overloading, danger of fire or any pest or nuisance, and repair and/or replace any damage or breakage done by Tenant or Tenant's agents, employees or invitees, including damage done to the Building by Tenant's equipment or installations. At the end of the Term of this Lease or any renewal hereof, Tenant shall quit and surrender the Premises broom clean in as good condition as when received by Tenant, normal wear and tear excepted. In the event Tenant fails to maintain the Premises as provided for herein Landlord shall have the right, but not the obligation, to perform such maintenance, repair and replacement as is required of Tenant in which event Tenant shall promptly reimburse Landlord for its costs in providing such maintenance or repairs together with a ten percent (10%) charge for Landlord's overhead.

18.03 Maintenance and Repair by Landlord. During the Term of this Lease, Landlord shall keep and maintain and replace the roof, parking lot, structure, foundation, exterior walls, HVAC system, gutters and downspouts of the Building in good condition and repair (and such repairs shall be solely within Landlord's control and the cost thereof shall constitute a Common Area Expense to the extent otherwise so provided in Section 5.05). Landlord shall be under no obligation and shall not be liable for any failure to make repairs that are Landlord's responsibility herein until and unless Tenant notifies Landlord in writing of the necessity therefor, in which event Landlord shall have a reasonable time thereafter to make such repairs. Landlord reserves the right to the exclusive use of the roof, foundation and exterior walls of the Building which Landlord is so obligated to maintain and repair. If any portion of the Premises which Landlord is obligated to maintain or repair is damaged by the negligence of Tenant, its agents, employees or invitees, then repairs necessitated by such damage shall be paid for by Tenant.

            ARTICLE XIX - ALTERATIONS AND ADDITIONS, MECHANICS' LIENS
            ---------------------------------------------------------

19.01 Alterations and Additions. Tenant shall not make any alterations, improvements, or additions to the Premises without the prior written consent and approval of plans therefor by Landlord, which consent shall not be unreasonably withheld, conditioned or delayed provided such alterations (a) are non-structural and (b) do not affect any Building systems. The work necessary to make any alterations, improvements or additions to the Premises shall be done at Tenant's expense by employees of, or contractors hired by, Landlord, except to the extent Landlord gives its consent to Tenant hiring its own contractors. Tenant shall promptly pay the cost of all such work. Alterations, improvements or additions so made by either of the parties upon the Premises, except moveable furniture and equipment placed in the Premises at the expense of Tenant, shall be and become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, without disturbance, molestation, injury or damage, unless Landlord elects to require Tenant to remove any or all such alterations or improvements from the Premises, in which event Tenant, at Tenant's sole cost and expense, shall not later than the termination of the Lease remove all such designated alterations or improvements in a good, workmanlike manner, repairing and restoring the Premises to the condition existing therein prior to the construction of such alterations or improvements free and clear of all liens and encumbrances. In the event damage to the Premises or the Building shall be caused by moving said furniture and equipment in or out of the Premises, said damage shall be promptly repaired at the cost of Tenant.

19.02 Mechanic's Liens. Tenant shall not cause nor permit any mechanic's liens or other liens to be placed upon the Premises or the Building and in case of the filing of any such lien or claim therefor, Tenant shall promptly discharge same; provided, however, that Tenant shall have the right to contest the validity or amount of any such lien upon its prior posting of security with Landlord, which security, in Landlord's sole reasonable judgment, must be adequate to pay and discharge any such lien in full plus Landlord's reasonable estimate of its legal fees. Tenant agrees to pay all reasonable legal fees and other costs incurred by Landlord because of any mechanic's or other liens attributable to Tenant being placed upon the Premises or the Building.

                             ARTICLE XX - INSURANCE
                             ----------------------

20.01 Public Liability, Property Damage Insurance. Tenant covenants and agrees to maintain on the Premises at all times during the Term of this Lease, or any renewal thereof, a policy or policies of comprehensive public liability and property damage insurance with not less than $1,000,000.00 combined single limit for both bodily injury and property damage which policy or policies shall name Landlord, and its property manager, all as additional insured.

20.02 Fire and Extended Coverage Insurance. Landlord shall, throughout the Term of this Lease, or any extension thereof, maintain fire and extended coverage insurance on the property owned by Landlord located in and about the Premises in such amounts and with such deductibles as Landlord shall reasonably determine. Landlord shall not be obligated in any way or manner to insure any property of Tenant or any property that may be in the Premises but not owned by Landlord. Landlord agrees that if permitted by the insurer thereunder, such insurance policy shall contain a waiver of subrogation with respect to claims against Tenant for losses insured and compensated under such insurance policy. If permitted by Tenant's insurer, Tenant shall obtain for the benefit of Landlord a similar waiver of subrogation with respect to insurance maintained by Tenant on its property.

20.03 Indemnification of Landlord. Except for claims for which Landlord is compensated under the insurance described in Section 20.02 (and to the extent of such compensation) and for which a waiver of subrogation is in effect, Tenant indemnifies and shall hold Landlord, and its affiliates, partners, representatives, directors, trustees, officers, employees, lenders, successors and assigns (collectively, "the Affiliates") and its property manager harmless from and defend Landlord and the Affiliates and its property manager against any and all claims or liabilities for any injury or death to any person or damage to any property whatsoever:

     1. Either (i) occurring in, on, or about the Premises, or (ii) occurring in, on, or about any facilities including, without limitation, elevators, stairways, passageways or hallways the use of which Tenant may have in conjunction with other tenants of the Building, when such injury, death or damage shall be caused in part or in whole by the act, neglect or fault of, or omission of any duty with respect to the same by Tenant, its agents, employees, contractors, invitees, licensees, tenants, or assignees;

     2. Arising from any work or thing whatsoever done by or benefitting the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises (which indemnification shall be proportionate to the benefit to Tenant with respect to matters done by other parties which benefit Tenant and other tenants of the Building);

     3. Arising from any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the terms of this Lease; or

     4. Otherwise arising from any act or neglect of the Tenant, or any of its agents, employees, contractors, invitees, licensees, tenants or assignees; and

     5. From and against all costs, expenses, reasonable counsel fees, and court costs incurred or assessed in connection with any or all of the foregoing.

Furthermore, in case any action or proceeding be brought against Landlord and/or Landlord's property manager by reason of any claims or liability as set forth above, Tenant agrees to cause such action or proceeding to be defended at Tenant's sole expense by counsel reasonably satisfactory to Landlord. The provisions of this Lease with respect to any claims or liability occurring or caused prior to any expiration or termination of this Lease shall survive expiration or termination.

                       ARTICLE XXI - DEFAULT AND REMEDIES
                       ----------------------------------

21.01 In the event:

     (a) Tenant shall at any time fail to pay any item of Rent within five (5) days of the date due; or

     (b) Tenant shall fail to keep, perform or observe any other covenant, agreement, condition or undertaking hereunder and shall fail to remedy such default within ten (10) days after written notice thereof to Tenant; or if such default is one that will take longer than ten (10) days to remedy, Tenant fails to commence curing such default within ten (10) days and/or fails diligently to pursue such cure to completion; or

     (c) The Premises shall be vacated by Tenant for any period for which Tenant has not paid its Rent;

               Landlord shall have the right, without further notice or demand, to re-enter and take exclusive possession of the Premises in accordance with law, with or without force or legal process, and to refuse to allow Tenant to enter the same or have possession thereof; to change the locks on the doors to the Premises; take possession of any furniture or other property in or upon the Premises (Tenant hereby waiving the benefit of all exemptions by law), sell the same at public or private sale without notice and apply the proceeds thereof to the costs of sale, payment of damages and payment of the rent due under this Lease; and pursue any other remedy permitted by law; all without being liable to Tenant for any damages or to any prosecution therefor; and

               (i) To terminate Tenant's right of possession of the Premises, in which event Landlord may, but shall be under no obligation (except to the extent required by law) to act as agent of Tenant to relet the Premises for the balance of the Term or for a shorter or longer term and receive the rents therefor, applying them first to the payment of damages suffered to the Premises and rents due and to become due under this Lease, Tenant remaining liable for and hereby agreeing to pay Landlord any deficiency; or

               (ii) To cancel and terminate the remaining Term of this Lease, re-enter and take possession of the Premises free of this Lease and thereafter this Lease shall be null and void and the rents in such case shall be apportioned and paid on and up to the date of such entry. Thereafter both parties shall be released and relieved from any of any and all obligations thereafter to accrue hereunder. Tenant shall be liable for all loss and damage resulting from such breach or default; or

               (iii) To treat such default as an anticipatory breach of this Lease and, as liquidated damages for such default, be entitled to the difference, if any, between the sum which, at the time of such termination for anticipatory breach represents the then present worth (computed at seven percent per year) of the excess aggregate rents and additional rents payable hereunder that would have accrued over the balance of the Term including extensions, had such term not been prematurely terminated, over the aggregate market rental value of the Premises over the Term (including extensions) that the Lease would have run had it not been prematurely terminated.

21.02 Landlord's Right to Cure. Landlord may, but shall not be obligated to, cure any default by Tenant (specifically including, but not by way of limitation, Tenant's failure to obtain insurance, make repairs, or satisfy lien claims); and whenever Landlord so elects, all reasonable costs and expenses paid by Landlord in curing such default, including without limitation reasonable attorneys' fees, shall be so much Additional Rent due on the next rent date after such payment, together with interest (except in the case of said attorneys' fees) at the highest legal rate then payable by Tenant in the state in which the Leased Premises are located or in the absence of such a maximum rate at the rate of eighteen percent (18%) per annum, from the date of the advance to the date of repayment by Tenant to Landlord.

21.03 Remedies Cumulative. All rights and remedies provided in this Lease for Landlord's protection shall be cumulative and in addition to any other rights and remedies provided by law. Landlord shall be entitled to recover from Tenant its reasonable attorneys' fees incurred in enforcing its rights hereunder.

21.04 No Waiver. A waiver by Landlord of a breach or default by Tenant under the terms and conditions of this Lease shall not be construed to be a waiver of any subsequent breach or default nor of any other term or condition of this Lease, and the failure of Landlord to assert any breach or to declare a default by Tenant shall not be construed to constitute a waiver thereof so long as such breach or default continues unremedied.

21.05 No Reinstatement. No receipt of money by Landlord from Tenant after the expiration or termination of this Lease or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate continue or extend the Term of this Lease or affect any such notice, demand or suit.

21.06 Default Under Other Leases. A default under this Lease by Tenant shall, at Landlord's option, be deemed a default under any other leases between Landlord and Tenant for space in the Building. Likewise, a default by Tenant under any other such lease between Landlord and Tenant shall, at Landlord's option, be deemed a default under this Lease.

    ARTICLE XXII - DEFINITION OF LANDLORD/SALE/LANDLORD'S ASSIGNMENT OF LEASE
    -------------------------------------------------------------------------

22.01 The words "Landlord" and "Tenant" as used herein shall include the respective contracting party, whether singular or plural, and whether an individual, masculine or feminine, or a partnership, joint venture, business trust, or corporation. The provisions of this Lease shall inure to the benefit of and be binding upon Landlord and Tenant, and their respective successors, heirs, legal representatives, and assigns, subject, however, in the case of Tenant to the provisions of Section 8.01 hereof. It is understood and agreed that the term "Landlord," as used in this Lease means only the owner(s), or the lessee(s), from time to time of the Building and/or the land underlying the Building so that in the event of any sale or sales of the Building and/or the land underlying the Building, or of any lease thereof, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter to the extent of such sale or lease, and it shall be deemed without further agreement that the purchaser, or the lessee, as the case may be, has assumed and agreed, to the same extent, to carry out any and all covenants and obligations of Landlord hereunder during the period such party has possession of all or such portion of the Building and/or the land underlying the Building which it has purchased or leased. Should all of the land underlying the Building and the entire Building be severed as to ownership by sale and/or lease, then, unless the Tenant is otherwise notified to the contrary in writing, either the owner of the entire Building or the lessee of the entire Building, as the case may be, that has the right to lease space in the Building to tenants shall be deemed the "Landlord." Tenant shall be bound to any succeeding landlord for all the terms, covenants, and conditions hereof and shall execute any attornment agreement not in conflict herewith at the request of any succeeding landlord.

                             ARTICLE XXIII - NOTICES
                             -----------------------

23.01 Except as otherwise herein provided, whenever by the terms of this Lease notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be deemed to have been properly served if hand-delivered, sent by commercial courier, or sent by certified mail, return receipt requested, postage prepaid, at the address set forth at Sections 1.01(A) and (B) above. The date of such hand-delivery or deposit with a commercial courier shall be deemed the date of service; if mailed by certified mail, the date of delivery indicated on the Return Receipt shall be deemed the date of service.

                         ARTICLE XXIV - SECURITY DEPOSIT
                         -------------------------------

24.01 Upon execution of this Lease, Tenant shall deposit with Landlord the sum set forth in Section 1.01(I) as security for the performance by Tenant of every covenant and condition of this Lease. Said deposit may be commingled with other funds of Landlord. If Tenant shall default with respect to any covenant or condition of this Lease, Landlord may apply the whole or any part of such security deposit to the payment of any sum in default or any sum which Landlord may be required to spend by reason of Tenant's default. This includes, but is not limited to, applying the security deposit first to any restoration and/or cleanup costs necessary over and above normal wear and tear of the vacated space. If at any time Landlord properly applies all or any portion of the security deposit as provided herein, Tenant shall, within thirty (30) days after written notice of such application, cause the security deposit to be replenished to the full amount provided for herein. It is understood that the security deposit is not to be considered as the last month's rent under the Lease. Should Tenant comply with all of the covenants and conditions of this Lease, the security deposit or any balance thereof shall be returned to Tenant, without interest, at the expiration of the Term hereof.

24.02 In lieu of a cash security deposit, Tenant may furnish Landlord an Irrevocable Letter of Credit (the "LC") for the benefit of Landlord in the amount of the required security deposit, which LC Landlord may draw upon in the event of a default by Tenant hereunder, or on account of Tenant's failure to renew an expiring LC as set forth below. The LC shall be issued by a bank reasonably satisfactory to Landlord and shall include such terms (including, without limitation, the right to assignment of the LC without cost to Landlord to a successor landlord) as Landlord may reasonably request. The LC shall provide that Landlord may draw on the LC by furnishing a sight draft in the amount demanded together with a statement certified by Landlord that then is an outstanding default hereunder and Landlord is entitled to draw upon the LC in the amount being demanded by Landlord as a result of such default. The initial LC shall be valid for at least one (1) year and Tenant shall cause the LC to be renewed no later than sixty (60) days prior to its expiration date and any renewal shall be for at least one (1) year. If Tenant fails to renew an expiring LC (and furnish Landlord the renewal document) at least thirty (30) days prior to an expiration, Landlord, with not less than sixty (60) days prior written notice to Tenant, shall be entitled thereafter to draw upon the LC in the full amount of the LC (unless a renewal or replacement LC is provided during said ten
(10) day period) in which event Landlord shall retain said money as a cash security deposit hereunder. If at any time Landlord draws upon the LC (except to the extent the LC is converted to a cash security deposit), Tenant shall, within thirty (30) days thereafter, cause the LC to be replenished to the full amount provided for herein.

24.03 If Tenant has not, at any time prior to the date on which each of the following reductions shall occur, been in monetary default or any other default under this Lease, the security deposit required hereunder shall be reduced as follows: (a) at the end of the Second Lease Year to Four Hundred Thousand and 00/100 Dollars ($400,000.00), (b) at the end of the Fourth Lease Year to Two Hundred Thousand and 00/100 Dollars ($200,000.00), and (c) at the end of the Sixth Lease Year to an amount equal to three (3) months of Base Rent plus Additional Rent. In such event, Landlord shall promptly refund the excess security deposit to Tenant (if in the form of cash) or cooperate with Tenant's efforts to reduce the amount available under any LC posted as a security deposit or the return of any such security deposit and replacement of the same with an LC in the correct amount, as the case may be.

                           ARTICLE XXV - MISCELLANEOUS
                           ---------------------------

25.01 Persons Bound. The agreements, covenants and conditions of this Lease shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of each of the parties hereto, except that no assignment, encumbrance or subletting by Lessee, unless permitted by the provisions of this Lease, shall vest any right in the assignee, encumbrancee or sublessee of Tenant. If there be more than one Tenant herein named, the provisions of the Lease shall be applicable to and binding upon such Tenant jointly and severally, as well as their heirs, legal representatives, successors and assigns.

25.02 Partial Invalidity. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstance shall, to any extent be invalid, unenforceable or violate a party's legal rights, then such term, covenant, condition or provision shall be deemed to be null and void and unenforceable, however, all other provisions of this Lease, or the application of such term or provision to persons or circumstances other than those to which are held invalid, unenforceable or violative of legal rights, shall not be affected thereby, and each and every other term, condition, covenant and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

25.03 Captions. The headings and captions used throughout this Lease are for convenience and reference only and shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction or meaning of any provisions in this Lease. The words "Landlord" and "Tenant" wherever used in this Lease shall be construed to mean plural where necessary, and the necessary grammatical changes required to make the provisions hereof apply either to corporation, partnerships, or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

25.04 No Option. Submission of this instrument for examination does not constitute a reservation of nor option for the Premises. The instrument does not become effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

25.05 Brokers. Tenant represents that it has dealt directly with and only with the broker or brokers set forth at Section 1.01(L) above, and that Tenant knows of no other broker who negotiated this Lease or is entitled to any commission in connection herewith. Tenant agrees to indemnify, defend and hold harmless Landlord from and against any commissions or claims by any other broker or brokers pertaining to Tenant's having entered into this Lease.

25.06 Applicable Law. This Lease, its interpretation and enforcement shall be governed by the laws of the state in which the Premises are located.

25.07 Tenant's Compliance with Laws and Ordinances. Tenant covenants throughout the Term, at Tenant's sole cost and expense, promptly to comply with all laws and ordinances and the orders, rules and regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards, and officers thereof, and of any applicable insurance rating agency, or any other body now or hereafter constituted exercising similar functions, foreseen or unforeseen, ordinary as well as extraordinary, and whether or not the same require structural repairs or alterations, which may be applicable to the Premises, or the use or manner of use of the Premises; provided, however, that Tenant shall not be responsible for structural repairs or alterations unless the requirement for such structural repairs and alterations is caused by Tenant's particular use or occupancy (as distinguished from the general type of use or occupancy permitted by the applicable zoning ordinance). Tenant will likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the buildings and improvements on the Premises and the equipment thereof.

25.08 Waiver of Jury. Landlord and Tenant agree that, to the extent permitted by law, each shall and hereby does waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease.

25.09 Allocation of Rent. Landlord and Tenant agree that no portion of the Base Rent paid by Tenant during the portion of the term of this Lease occurring after the expiration of any period during which such rent was abated shall be allocated by Landlord or Tenant to such rent abatement period, nor is such rent intended by the parties to be allocable to any abatement period.

25.10 Financial Information. If Landlord shall request financial information from Tenant in connection with a proposed sale or financing of the Building, for the purpose of satisfying the due diligence investigation requirements of a proposed purchaser or lender, Tenant will provide such information as will allow Landlord to satisfy the reasonable requirements of such proposed purchaser or lender.

                ARTICLE XXVI - HAZARDOUS SUBSTANCES AND MATERIALS
                -------------------------------------------------

26.01 A. During the Term of this Lease, Tenant shall not suffer, allow, permit or cause the generation, accumulation, storage, possession, release or threat of release of "hazardous substances", "pollutants", "hazardous waste", or "toxic materials" (as those terms are used in the Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ss.ss. 9601 et seq., as amended, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901, et seq., as amended, the Toxic Substance Control Act (or any regulations promulgated under the foregoing) or any other present or future federal, state or local law, ordinance, rule or regulation), including extremely flammable substances, explosives, radioactive materials and petroleum/petroleum products (collectively, "Hazardous Substances"); provided, however, the foregoing prohibition shall not be applicable to (i) Hazardous Substances which are present at the Premises prior to the date hereof, or (ii) normal and reasonable amounts of such substances which are reasonably necessary for the permitted use of the Premises so long as such materials are properly, safely, and lawfully stored and used by Tenant and the quantity of same does not equal or exceed a "reportable quantity" as defined under 40 C.F.R. 302 and 305, as amended.

     B. Tenant shall notify Landlord immediately upon learning that any duty of Tenant described in paragraph A of this Section 26.01 has been violated, or that the Premises are subject to any third party claim or action, or threat thereof, because of any environmental condition in or originating from the Premises or arising in connection with Tenant's operations at the Premises or at the Building or Site. Tenant shall promptly provide Landlord with copies of all correspondence to or from third parties regarding such claims or actions or regarding environmental conditions in or originating from Tenant's operations in the Premises or at the Building or Site.

     C. Tenant shall indemnify and hold harmless Landlord (as well as Landlord's officers, directors, shareholder, employees, partners, servants and agents, including the property manager) (the "Indemnified Parties") of and from any and all liabilities (including strict liabilities), penalties, demands, actions, costs and expenses (including without limitation reasonable legal fees), remediation and response costs, remediation plan preparation costs and any continuing monitoring or closure costs, incurred or suffered by the Indemnified Parties, or asserted by a third party against the Indemnified Parties, directly or indirectly arising due to the breach of Tenant's obligations set forth in this Article. Such indemnification shall survive expiration or earlier termination of this Lease.

                        ARTICLE XXVII - OPTION TO EXTEND
                        --------------------------------

27.01 Tenant shall have the option to extend the Term of the Lease for one (1) period of five (5) years (the "Renewal Period") upon all of the terms, covenants and conditions contained in the Lease except that Base Rent for the Renewal Period shall be equal to the Renewal Rate (as defined below). Tenant shall be entitled to exercise its option to extend hereunder so long as (i) Tenant shall have delivered to Landlord written notice of its election to exercise such option on or before July 31, 2012, and (ii) Tenant shall not be in default of any non-monetary or material non-monetary obligations or covenants under this Lease on the date on which Tenant exercises its option to extend, or at any time through and including the commencement date of the Renewal Period.

27.02 Within thirty (30) days of its receipt of notice from Tenant of Tenant's election to exercise its renewal option, Landlord shall notify Tenant of the Renewal Rate to be charged as Base Rent for the Renewal Period. As used herein, the term "Renewal Rate" shall mean the rental rates then being charged to tenants of comparable size to Tenant in comparable buildings in the area. Tenant shall have thirty (30) days to notify Landlord in writing of its desire to accept the Renewal Rate or object to the Renewal Rate. If Tenant rejects the Renewal Rate, Landlord and Tenant shall attempt to negotiate a mutually acceptable Renewal Rate. If, after thirty (30) days, Landlord and Tenant are unable to reach agreement on the Renewal Rate, then this Lease shall terminate on the last day of the initial Term and the Term of the Lease shall not be extended pursuant to this Article XXVII.

      ARTICLE XXVIII - RIGHT OF FIRST OFFER FOR CONTIGUOUS EXPANSION SPACE
      --------------------------------------------------------------------

28.01 Subject to the rights of existing tenants whose leases pre-date this Lease, credit approval by Landlord and provided this Lease shall be in full force and effect and Tenant shall not be in default under any monetary or material non-monetary obligations or covenants this Lease at the time the Contiguous Expansion Space (as hereinafter defined) becomes available, or at any time through and including execution of a lease amendment by the Landlord for the Contiguous Expansion Space, Tenant shall have a right of first offer to lease the Contiguous Expansion Space during the Term of this Lease, subject to the following terms, covenants and conditions:

     A. Landlord shall provide Tenant with written notice of the availability of the Contiguous Expansion Space when such space becomes available and within Landlord's possession and control.

     B. Tenant shall, within ten (10) business days of its receipt of such notice, notify Landlord in writing sent certified mail, return receipt requested, with postage prepaid thereon, that it elects to exercise its right of first offer for the Contiguous Expansion Space. If Tenant does not so notify Landlord, Tenant will be deemed to have waived its right of first offer with respect to the Contiguous Expansion Space and Landlord shall thereafter have the right to let the space to any third party tenant.

     C. Rent for the Contiguous Expansion Space shall be equal to the then current Base Rent and Additional Rent payable hereunder for the Premises.

     D. If Tenant fails to execute and deliver an amendment to this Lease consistent with the foregoing within fifteen (15) days after receipt by Tenant of the subject lease amendment, then Tenant's previous exercise of its right to lease the Contiguous Expansion Space shall be deemed null and void and Landlord shall thereafter have the right to let the space to any third party tenant.

     E. The rights of Tenant under this Article XXVIII are personal and may not be assigned to or exercised by any other party.

28.02 For purposes of this Lease, Contiguous Expansion Space shall mean the existing unfinished rentable space in the Building located on the third floor contiguous to the Premises.

28.03 Tenant's Right of First Offer granted in this Article XXVIII shall automatically terminate upon the earlier to occur of (i) the expiration or termination of this Lease, (ii) the termination of Tenant's right to possession of the Premises, (iii) the assignment of this Lease by Tenant or the sublease by Tenant of the Premises to any party other than its parent company or a subsidiary of Tenant, or any part thereof, and (iv) the failure of Tenant to timely or properly exercise its right of first offer as set forth in this
Article XXVIII.

                         ARTICLE XXIX - ENTIRE AGREEMENT
                         -------------------------------

29.01 This Lease contains the entire agreement between the parties and no modification of this Lease shall be binding upon the parties unless evidenced by an agreement in writing signed by the Landlord and the Tenant after the date hereof. If there be more than one Tenant named herein, the provisions of this Lease shall be applicable to and binding upon such tenants jointly and severally.

                             ARTICLE XXX - EXHIBITS
                             ----------------------

30.01 Reference is made to the Exhibits listed at Section 1.01(M) above, which exhibits are attached hereto and incorporated herein by reference.

     IN WITNESS WHEREOF, the parties have signed as of the date and year hereinabove set forth.

TENANT:                                 LANDLORD:

MEDICAL STAFFING NETWORK , INC,         CANTERA H-6 LLC,
A Delaware corporation ______________   an Illinois limited liability company


By: /s/ Larry McPherson                 By: McShane Corporation, an Illinois
                                            corporation, its Member
Its: Chief Financial Officer
                                            By: /s/ Anthony Pricco

                                            Its: Authorized Signatory

                                        By: Cantera Investors, L.L.C., an
                                            Illinois limited liability company,
                                            its Member

                                            By: Globe Development Corporation,
                                                its Managing Member

                                            By: /s/ Bert Getz Jr.

                                            Its: Authorized Signatory

                                    EXHIBIT A
                          ATTACHED TO AND MADE PART OF
                          LEASE DATED JANUARY 24, 2005
                    BETWEEN CANTERA H-6 LLC, AS LANDLORD AND
                    MEDICAL STAFFING NETWORK , INC, AS TENANT


                                LEGAL DESCRIPTION
                                -----------------

LOT 2 IN CANTERA H5 AND H6 RESUBDIVISION OF LOT 5 IN CANTERA H5 THROUGH H8 ZONING RESUBDIVISION BEING A RESUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF
SECTION 1, TOWNSHIP 38 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND LOT 1 IN CANTERA H6 AND H7 RESUBDIVISION BEING A RESUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SAID SECTION 1, ACCORDING TO THE PLAT THEREOF RECORDED SEPTEMBER 26, 2000 AS DOCUMENT NUMBER R2000-149708, IN DUPAGE COUNTY, ILLINOIS.

                                    EXHIBIT B
                          ATTACHED TO AND MADE PART OF
                          LEASE DATED JANUARY 24, 2005
                    BETWEEN CANTERA H-6 LLC, AS LANDLORD AND
                    MEDICAL STAFFING NETWORK, INC, AS TENANT

                              RULES AND REGULATIONS
                              ---------------------

     1. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, or any equipment, furnishings, or contents of the Building, and, upon written notice from Landlord regarding same, Tenant will comply with Landlord's reasonable requirements relative to such systems and procedures.

     2. The sidewalks, halls, passages, exits, entrances, elevators, and stairways of the Building shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access to such halls, passages, exits, entrances, elevators, and stairways of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation, and interests of the Building, provided that nothing contained in these Rules and Regulations shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Neither Tenant nor any employee or invitee of Tenant shall go upon the roof of the Building. Tenant shall not be permitted to place or install any object (including without limitation radio and television antennas, loudspeakers, sound amplifiers, microwave dishes, solar devices, or similar devices) on the exterior of the Building or on the roof of the Building.

     3. Other than draperies expressly permitted by Landlord and building standard mini-blinds, material visible from outside the building shall not be permitted. In the event of the violation of this rule by Tenant, Landlord may remove the violating items without any liability, and may charge the expense incurred by such removal to the Tenant.

     4. No cooking shall be done or permitted by Tenant on the Premises, except in areas of the Premises which are specially constructed for cooking and except that use by the Tenant of microwave ovens and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate, and similar beverages shall be permitted, provided that such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations.

     5. Tenant shall not employ any person or persons other than the cleaning service of Landlord for the purpose of cleaning the Premises, unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning it. Tenant shall not cause any unnecessary labor by reason of tenant's carelessness or indifference in the preservation of good order and cleanliness. Should Tenant's actions result in any increased expense for any required cleaning, Landlord reserves the right to assess Tenant for such expenses.

     6. The toilet rooms, toilets, urinals, wash bowls and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances shall be thrown in such plumbing fixtures. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, caused the same.

     7. Tenant shall not in any way deface any part of the Premises or the Building of which they form a part.

     8. Tenant shall not alter, change, replace, or re-key any lock or install a new lock or a knocker on any door of the Premises. Landlord, its agents, or employees shall retain a pass (master) key to all door locks on the Premises. Any new door locks required by Tenant or any change in keying of existing locks shall be installed or changed by Landlord following Tenant's written request to Landlord and shall be at Tenant's expense. All new locks and re-keyed locks shall remain operable by Landlord's pass (master) key. Tenant, upon termination of its tenancy, shall deliver to Landlord all keys and access cards for the Premises and Building that have been furnished to Tenant.

     9. The elevator designated for freight by Landlord shall be available for use by Tenant during the hours and pursuant to such procedures as Landlord may determine from time to time. The persons employed to move Tenant's equipment, material, furniture, or other property in or out of the Building must be reasonably acceptable to Landlord. The moving company must be a locally recognized professional mover, whose primary business is the performing of relocation services, and must be bonded and fully insured. A certificate or other verification of such insurance must be received and approved by Landlord prior to the start of any moving operations. Insurance must be sufficient, in Landlord's sole reasonable opinion, to cover all personal liability, theft or damage to the Project, including but not limited to floor coverings, doors, walls, elevators, stairs, foliage, and landscaping. Special care must be taken to prevent damage to foliage and landscaping during adverse weather. All moving operations shall be conducted at such times and in such a manner as Landlord shall reasonably direct, and all moving shall take place during non-business hours unless Landlord agrees in writing otherwise. Tenant shall be responsible for the provision of Building security during all moving operations, and shall be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security. Landlord shall have the right to prescribe the weight, size, and position of all equipment, materials, furniture, or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Except for the willful misconduct or negligence of Landlord, its agents and employees, Landlord shall not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property, to the extent caused by Tenant, its agents and employees, shall be repaired at the expense of Tenant. Landlord reserves the right to inspect all such property to be brought into the Building and to exclude from the Building all such property which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Supplies, goods, materials, packages, furniture, and all other items of every kind delivered to or taken from the Premises shall be delivered or removed through the entrance and route designated by Landlord, and Landlord shall not be responsible for the loss or damage of any such property unless such loss or damage results from the negligence of Landlord, its agents, or employees.

     10. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline, or any flammable, combustible or explosive fluid or material or chemical substance other than cleaning fluids and solvents required in Tenant's normal operations in the Premises. Without Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed, Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises.

     11. Landlord shall have the right, exercisable upon written notice and without liability to Tenant, to change the name and street address of the Building.

     12. Landlord shall have the right to prohibit any advertising by Tenant mentioning the Building that, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     13. Tenant shall not bring any animals (except "Seeing Eye" dogs or other guide animals) or birds into the Building, and shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

     14. All persons entering or leaving the Building between the hours of 6 p.m. and 7 a.m. Monday through Friday, and at all hours on Saturdays, Sundays, and holidays shall comply with such off-hour regulations as Landlord may establish and modify from time to time.

     15. Tenant shall store all its trash and garbage within its Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord designates. Removal of any furniture or furnishings, large equipment, packing crates, packing materials, and boxes shall be the responsibility of each Tenant and such items may not be disposed of in the Building trash receptacles nor shall they be removed by the Building's janitorial service, except at Landlord's sole option and at the Tenant's expense. No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles.

     16. Canvassing, peddling, soliciting, and distributing handbills or any other written materials in the Building are prohibited, and Tenant shall cooperate to prevent the same.

     17. Tenant shall see that the doors of the Premises are closed and locked and that all water faucets, water apparatus, and utilities are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant shall make good all injuries, to the extent caused as a result of Tenant's negligence or default, which are sustained by other tenants or occupants of the Building or Landlord.

     18. Neither Landlord nor any operator of the parking areas within the Project wherein the parking is located, as the same are designated and modified by Landlord, in its sole discretion, from time to time (sometimes collectively the "parking areas") shall be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the parking areas, resulting from fire, theft, vandalism, accident, conduct of other users of the parking areas and other persons, or any other casualty or cause, with the exception of loss or damage to the extent caused by the willful misconduct or negligence of Landlord, its agents and employees. Further, Tenant understands and agrees that: (a) Landlord shall not be obligated to provide any traffic control, security protection or operator for the parking areas; (b) Tenant uses the parking areas at its own risk; and (c) Landlord shall not be liable for personal injury or death, or theft, loss of, or damage to property. Except as provided above, Tenant waives and releases Landlord from any and all liability arising out of the use of the parking areas by Tenant, its employees, agents, invitees, and visitors, whether brought by any of such persons or any other person.

     19. Tenant (including Tenant's employees, agents, invitees, and visitors) shall use the parking described in the Lease solely for the purpose of parking passenger cars, small vans, and small trucks and shall comply in all respects with any rules and regulations that may be promulgated by Landlord from time to time with respect thereto.

     20. Tenant has no right to assign, sublease or sublicense, as the case may be, any of its rights in the parking, except as part of a permitted assignment or sublease of the Lease. However, Tenant may allocate the parking among its employees, visitors and students.

     21. The delivery of keys to any employee or agent of Landlord shall not operate as a termination of the Lease or a surrender of the Premises unless such delivery of keys is done in connection with a written instrument executed by Landlord approving the Termination or surrender.

     22. As used in these Rules and Regulations, the word "Tenant" includes the employees, agents, invitees, and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

     23. Landlord shall have the right to designate all or any portion of the Building and/or Project as a non-smoking facility at any time during the Term.

     24. These rules and regulations are in addition to, and shall not be construed to modify or amend, in whole or in part, the terms, covenants, agreements, and conditions of the Lease.

                                    EXHIBIT C
                          ATTACHED TO AND MADE PART OF
                          LEASE DATED JANUARY 24, 2005
                    BETWEEN CANTERA H-6 LLC, AS LANDLORD AND
                    MEDICAL STAFFING NETWORK, INc, AS TENANT


                                   SPACE PLAN
                                   ----------